UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2023

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, New York , NY	10004
(Address of Principal Executive Offices)	(Zip Code)

+1 917 508 9185

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	New York Stock Exchange
Warrants, at an exercise price of $40.25 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 5, 2023, Kaleyra, Inc., a Delaware corporation (the “Company” or “Kaleyra”), Tata Communications Limited, a company listed on BSE Limited and National Stock Exchange of India Limited (“Tata Communications”) and TC Delaware Technologies Inc., a Delaware corporation and wholly owned subsidiary of Tata Communications (“Merger Sub”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 28, 2023 (the “Merger Agreement”), by and among the Company and Tata Communications. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Tata Communications.

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 2.03, 3.03, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Upon the terms and subject to the conditions set forth in the Merger Agreement, upon the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) that was issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock held by the Company as treasury stock or owned by Tata Communications or any of its subsidiaries (including Merger Sub), or any shares of Company Common Stock as to which appraisal rights had been properly exercised in accordance with Delaware law, was automatically cancelled, extinguished and converted into the right to receive $7.25, without interest thereon (the “Per Share Price”).

At the Effective Time, each Company RSU outstanding and vested as of immediately prior to the Effective Time was cancelled and converted into and became the right to receive, directly or indirectly through the issuance of shares of Company Common Stock, an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such vested Company RSU as of immediately prior to the Effective Time.

At the Effective Time, each outstanding unvested Company RSU was cancelled and converted solely into the contingent right to receive an aggregate amount in cash (without interest) (a “converted cash award”) equal to (1) the total number of shares of Common Stock subject to such Company RSU as of immediately prior to the Effective Time, multiplied by (2) $7.25, less applicable withholding taxes. Except as otherwise provided in the Merger Agreement, each such converted cash award continues to have, and remains subject to, the same vesting terms and conditions as applied to the corresponding Company RSU immediately prior to the Effective Time, with payment forfeited to the extent vesting is not satisfied; provided, however, that if a holder of a converted cash award is terminated by Parent or the Surviving Corporation (each as defined in the Merger Agreement) without “cause” (as defined in such holder’s then-effective employment agreement with the Company or one of its subsidiaries or, if none, determined consistently in accordance with the Company’s past practices) in connection with the closing of the Merger or thereafter but on or prior to December 31, 2024, such holder’s then unvested converted cash award will automatically accelerate and become vested upon such date of termination.

At the Effective Time, upon the terms and subject to the conditions set forth in the Merger Agreement, each issued and outstanding warrant to purchase shares of Company Common Stock, whether listed on the NYSE or otherwise (each, a “Company Warrant”), outstanding as of immediately prior to the Effective Time was, pursuant to the terms of the Warrant Agreement, dated December 7, 2017, as amended on June 28, 2023, by and between the Company (previously known as GigCapital, Inc.) and Continental Stock Transfer & Trust Company (as amended, the “Warrant Agreement”), automatically cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (a) the total number of shares of Company Common Stock underlying such Company Warrant multiplied by (b) the excess, if any of (i) the Per Share Price over (ii) the Exercise Price (as defined in the Warrant Agreement) as reduced by an amount equal to the difference between (A) the Exercise Price in effect prior to such reduction minus (B) (I) the Per Share Price minus (II) the Black-Scholes Warrant Value (as defined in the Warrant Agreement). Based on the Black-Scholes Warrant Value calculated pursuant to the Warrant Agreement, the Company Warrants were cancelled and converted into the right to receive zero dollars ($0) in cash.

As a result of the completion of the Merger, the Company became a subsidiary of Tata Communications.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the other items of this Current Report on Form 8-K, (ii) the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 17, 2023, (iii) the Warrant Agreement and (iv) the Merger Agreement, a copy which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 5, 2023, the Company and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”), entered into the First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of June 1, 2021 (the “Indenture”), relating to the Company’s 6.125% Convertible Senior Notes due 2026 (the “Notes”).

Pursuant to the terms of the Indenture, the Supplemental Indenture was required to be entered into in connection with the consummation of the Merger. The Supplemental Indenture provides that, from and after the effective time of the Merger, for all conversions of the Notes, (i) the consideration due upon conversion of each $1,000 principal amount of Notes will be solely cash in an amount equal to the conversion rate then in effect on the conversion date (as may be increased pursuant to the terms of the Indenture), multiplied by the Per Share Price and (ii) the Company will satisfy its conversion obligation by paying cash to converting holders of the Notes on the second business day immediately following the relevant conversion date.

The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the Indenture and the Supplemental Indenture. A copy of the Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on June 7, 2021 and a copy of the Supplemental Indenture is filed as Exhibit 4.1 hereto, and the Indenture and the Supplemental Indenture are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On October 5, 2023, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been completed and requested that NYSE suspend trading of Company Common Stock on NYSE prior to the opening of trading on October 5, 2023. The Company also requested that NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Common Stock from NYSE and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the shares of Company Common Stock will no longer be listed on NYSE.

In connection with the deregistration of the shares of Company Common Stock described above, the Company also filed post-effective amendments to certain of its outstanding registration statements to terminate the effectiveness of such registration statements and remove from registration any and all unsold securities under such registration statements. In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all shares of Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Merger, each issued and outstanding share of Company Common Stock was cancelled and each holder of Company Common Stock ceased to have any rights as a stockholder of the Company other than the right to receive the merger consideration as set forth in the Merger Agreement.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Directors

On October 5, 2023, each director of the Company immediately prior to the Effective Time (other than Mr. Calogero) resigned from the board of directors of the Company and each committee thereof effective as of the Effective Time. Following the Effective Time, Mr. Calogero was removed as a director of the Company and terminated as an employee of the Company. Following the Effective Time, Mysore Madhusudhan (as the Chairman), Mauro Carobene, Troy Reynolds and Tri Pham were appointed as directors.

Officers

The officers of the Company immediately prior to the Effective Time continued as officers of the Company, except that following the Effective Time, Mr. Calogero was terminated as an employee of the Company and Mauro Carobene was appointed as Chief Executive Officer of the Company, and Giacomo Dall’Aglio was removed as the Company’s Chief Financial Officer and Danilo Roncasaglia was appointed as Chief Financial Officer of the Company.

On October 2, 2023, the Certification Commission of Roma Tre University, enrolled in the register of the Universities’ Certification Commissions pursuant to the Directorial Decree of the Italian Ministry of Labour, formally approved the Company’s entry into a settlement agreement with Mr. Nicola Vitto with respect to his resignation from his position as Chief Product & Technology Office of the Company”), effective as of the close of business on September 4, 2023 (the “Termination Date”).

The settlement agreement provides for, in consideration for Mr. Vitto’s waiver of any and all claims against the Company and its affiliates, a payment of Euro 1,000.00, plus the accelerated vesting of an aggregate of 12,715 RSUs previously granted to Mr. Vitto, which represents 50% of the total number of unvested RSUs held by Mr. Vitto as of the Termination Date.

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Certificate of Incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Charter”). A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Pursuant to the terms of the Merger Agreement, at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time, became the bylaws of the Company, except that all references to Merger Sub were automatically amended and became references to the Company (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01.	Regulation FD Disclosure.

On October 5, 2023, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, its omnichannel and other product and global customer developments, its expectations, beliefs, intentions, plans, prospects or strategies regarding the business plans of Kaleyra’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by Kaleyra in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services utilized by Kaleyra’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of Kaleyra to expand what it does for existing customers as well as to add new customers, that Kaleyra will have sufficient capital to operate as anticipated, and the impact that geopolitical and macroeconomic factors such as the war in Ukraine, may have on Kaleyra’s operations, the demand for Kaleyra’s products, global supply chains and economic activity in general. Additional risk factors that that may cause such a difference include, but are not limited to: (i) the ability of Kaleyra and Tata Communications to timely and successfully achieve the anticipated benefits of the transaction; (ii) significant transaction costs associated with the transaction; (iii) potential litigation relating to the proposed transaction; (iv) the risk that disruptions from the transaction will harm Kaleyra’s business, including current plans and operations; (v) the ability of Kaleyra to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (vii) legislative, regulatory and economic developments affecting Kaleyra’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which Kaleyra operates; and (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Kaleyra’s financial performance. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

2.1	Agreement and Plan of Merger, dated as of June 28, 2023, by and among Kaleyra, Inc. and Tata Communications Limited (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on June 28, 2023 and incorporated herein by reference).

3.1	Third Amended and Restated Certificate of Incorporation of Kaleyra, Inc.

3.2	Bylaws of Kaleyra, Inc.

4.1	First Supplemental Indenture, dated as of October 5, 2023 between Kaleyra, Inc. and Wilmington Trust, National Association.

99.1	Press Release, dated as of October 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2023

By:	/s/ Mauro Carobene
Name:	Mauro Carobene
Title:	Authorized Person